SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

        The original Form 8-K filed on June 8, 2000 has been amended by this Form 8-K/A to file a revised Servicing Certificate for GMACM Home Loan Trust 2000-HLTV1 for Payment Date 5/18/00.

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 18, 2000

                    Residential Asset Mortgage Products, Inc.
             (Exact name of registrant as specified in its charter)


            DELAWARE                 333-91561            41-1955181
  (State or other jurisdiction       (Commission        (I.R.S. employer
       of incorporation)            file number)       identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota    55437
               (Address of principal executive offices)              (Zip code)


                                 (612) 832-7000
               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

-------------------------------------------------------------------------------
                         Exhibit Index Located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1,   Group  1,  Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 5/25/00.

               20.2   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV1,
                      GMACM  Home   Loan-Backed   Term   Notes,   GMACM   Series
                      2000-HLTV1, Servicing Certificate for Payment Date 5/18/00

               20.3   Residential Asset Mortgage Products, Inc.,
                      GMACM Mortgage Pass-Through Certificates, Series 2000-J1, Servicing Certificate for Payment Date 5/25/00.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                      By:    /s/ Patricia C. Taylor
                      Name:  Patricia C. Taylor
                      Title: Vice President



Date: June 16, 2000





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               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1,   Group  1,  Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 5/25/00.

                      Filed previously on 6/8/00.

               20.2   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Loan Trust 2000-HLTV1,
                      GMACM  Home   Loan-Backed   Term   Notes,   GMACM   Series
                      2000-HLTV1, Servicing Certificate for Payment Date 5/18/00



           Home Equity Loan-Backed Term Notes, GMACM Series 2000-HLTV1
                         Payment Date 05/18/2000 REVISED



Servicing Certificate

Beginning Principal Balance                                           118,127,747.18
Ending Principal Balance
                                                                      142,904,012.38
Principal Collections
                                                                          236,397.33
Interest Collections
                                                                          965,473.54

Active Loan Count
                                                                               3,106

Principal Balance of Current Month Prefunding                                   0.00

Substitution Adjustment Amount                                                  0.00

Policy Draw Amount                                                              0.00


Total Limited Reimbursement Amount                                         33,405.76

Current month distribution to Credit Enhancer
                                                             44,969.29

Net Loan Rate                                                                 13.83%

Note Rate - Class A-1 Notes                                                  6.3300%
Note Rate - Class A-2 Notes                                                  7.8400%
Note Rate - Class A-3 Notes                                                  8.1700%
Note Rate - Class A-4 Notes                                                  8.2700%

                                                             Beginning Note Balance     Ending Note       Principal      Interest
                                                                                          Balance       Distribution
                                             Class A-1 Notes           63,750,431.07      63,231,411.54    519,019.53     336,283.52
                                             Class A-2 Notes           18,887,000.00      18,887,000.00                   123,395.07
                                                                                                                    -
                                             Class A-3 Notes           29,790,000.00      29,790,000.00                   202,820.25
                                                                                                                    -
                                             Class A-4 Notes          41,753,000.00      41,753,000.00                   287,747.76
                                                                      -------------- ------------------ ---------------------------
                                                                                                                 -
                                                 Total Notes                             153,661,411.54    519,019.53     950,246.60
                                                                      154,180,431.07

Certificates                                                                    0.00

Prefunding Account                                                Total Amount
                                                             ------------------------
Beginning Balance                                                      38,256,970.89
Interest Earned on Prefunding Account                                     122,421.97
Prior month Interest earned transferred to                                  5,030.39
overcollateralization
Collection Period Subsequent Transfer                                  25,012,662.53

                                                             ------------------------
                     Total Ending Prefunding Account Balance           13,361,699.94


Capitalized Interest Account Balance
Beginning Balance                                                         616,241.09
Withdraw relating to prior month Collection Period                              0.00
Interest Earned                                                             2,089.21

                                                             ------------------------
           Total Ending Capitalized Interest Account Balance              618,330.30
                                                             ========================


Beginning Overcollateralization Amount                                  2,199,256.61
Overcollateralization Amount Increase (Decrease)                          282,622.20
                                                             ------------------------
Ending Overcollateralization Amount                                     2,481,878.81
Outstanding Overcollaterization Amount
                                                                        3,398,242.59
                                                             ------------------------
Required Overcollateralization Amount
                                                                        5,880,121.40


                                                                                           Number          Percent
                                                                             Balance      of Loans       of Balance
Delinquent Loans (30 Days)                                                                   0              0.00%
                                                                                   -
Delinquent Loans (60 Days)                                                 29,991.96         1              0.02%
Delinquent Loans (90+ Days) (1)                                                 0.00         0              0.00%
Foreclosed Loans                                                                0.00         0              0.00%
REO                                                                             0.00         0              0.00%

(1) 90+ Figures Include Foreclosures and REO
                                                                                                           Percent
                                                              Liquidation To-Date                        of Balance
                                                             ------------------------
Beginning Loss Amount                                                           0.00
Current Month Loss Amount                                                       0.00                        0.00%
Ending Loss Amount                                                              0.00



               20.3   Residential Asset Mortgage Products, Inc.,
                      GMACM Mortgage Pass-Through Certificates, Series 2000-J1, Servicing Certificate for Payment Date 5/25/00.

                      Filed previously on 6/8/00.


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